UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 9, 2022

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd.

Richardson, Texas 75080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Max H. Mitchell resigned from the Board of Directors (“Board”) of Lennox International Inc. (the “Company”). On December 9, 2022, the Board has reduced the size of the Board from ten members to nine members, effective immediately.

On December 9, 2022, the Board also approved the Lennox International Inc. Change in Control Severance Plan (the “CIC Severance Plan”), effective as of December 9, 2022, to better align the Company’s change of control arrangements with market practice and shareholder expectations. Upon the Board’s approval, the CIC Severance Plan terminates, supersedes, and replaces the Change in Control Agreements between the Company and each of its executive officers (the “Executive Officers”).

The CIC Severance Plan, among other things: (1) implements a tiered cash severance benefit based on level, with the Chief Executive Officer remaining at three times base salary and target bonus, the other Executive Officers moving from three times to two times base salary and target bonus, and Vice Presidents becoming eligible for one times base salary and target bonus; (2) eliminates the cash payment in lieu of perquisites; (3) eliminates additional Supplemental Retirement Plan and Profit Sharing Restoration Plan age and service benefits; (4) replaces the cash payment in lieu of outplacement with actual outplacement services; (5) ties the duration of health care continuation to the severance duration multiple; (6) requires a participant to execute a release of claims in favor of the Company to be eligible for severance benefits; (7) changes “change in control” equity award vesting from single trigger to double trigger; and (8) eliminates Internal Revenue Code Section 280G excise tax gross ups in legacy agreements.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the CIC Severance Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Lennox International Inc. Change in Control Severance Plan (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: December 12, 2022

	By:	/s/ John D. Torres
	Name:	John D. Torres
	Title:	Executive Vice President, Chief Legal Officer, and Secretary